EXHIBIT 10.1

ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, STEADFAST ASSET HOLDINGS, INC., a California corporation (“Assignor”), hereby assigns to SIR EBT LOFTS, LLC, a Delaware limited liability company (“Assignee”), all of Assignor's rights and obligations under and in regard to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated October 25, 2011, as amended to the date hereof (as amended, the “Purchase Agreement”), between EBT Limited Partnership (“Seller”) and Assignor for the purchase and sale of that certain real property located in Kansas City, Missouri, as more particularly described in Exhibit A attached hereto (the “Property”).

Assignee hereby agrees to and shall assume, perform and be fully responsible for the performance of all of the obligations of Assignor under the Purchase Agreement.

All of the provisions, covenants and agreements contained in the Assignment shall extend to and be binding upon the respective legal representatives, successors and assigns of Assignor and Assignee. This Assignment represents the entire agreement between Assignor and Assignee with respect to the subject matter of the Assignment , and all prior or contemporaneous agreements regarding such matters are hereby rendered null and void and of no force and effect.

(SIGNATURES APPEARS ON FOLLOWING PAGE)

WITNESS THE EXECUTION HEREOF, as of this December 19, 2011.

ASSIGNOR:

STEADFAST ASSET HOLDINGS, INC., a California corporation

By:	/s/ Ana Marie del Rio
Name:	Ana Marie del Rio
Title:	Secretary

ASSIGNEE:

SIR EBT LOFTS, LLC an Delaware limited liability company

By:	Steadfast Income Advisor, LLC, a Delaware limited liability company, its Manager

	By:	/s/ Rodney F. Emery
	Name:	Rodney F. Emery
	Title:	CEO and President

Exhibit A

DESCRIPTION OF PROPERTY

LOTS H, I, J AND K, BLOCK 23, MCGEE'S ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the recorded plat thereof.